UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 25, 2019
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 25, 2019, Encore Capital Group, Inc. (“Encore”) and Cabot Credit Management Limited, an indirect subsidiary of Encore, entered into a Transition Agreement with Mr. Kenneth Stannard (the “Transition Agreement”), whereby Mr. Stannard would continue to perform his normal duties until December 31, 2019, after which he would remain as a senior employee of the Company until March 15, 2020 and would then commence a garden leave period until the termination of his employment on March 15, 2021 or such earlier date as may be mutually agreed (such period from November 25, 2019 through termination, the “Transition Period”).

As a continuing employee during the Transition Period, Mr. Stannard will continue to participate in the employer sponsored health plan and receive his base salary. In addition, Mr. Stannard will become vested in any restricted stock units and any performance stock units for which the applicable vesting conditions are satisfied through March 2021. Mr. Stannard is not entitled to an equity grant for 2020 or 2021. Mr. Stannard will be entitled to any earned bonus for 2019, which will be paid in March 2020 as part of the Company’s standard payroll process. He is not entitled to any bonus for 2020 or 2021.

Mr. Stannard will continue to be bound by the restrictive covenants in the Executive Service Agreement, dated February 10, 2014, by and between Mr. Stannard and Cabot Credit Management Limited.

A copy of the Transition Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such document).
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1+	Transition Agreement, dated November 25, 2019, by and among Cabot Credit Management Limited, Encore Capital Group, Inc. and Kenneth Stannard
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	November 26, 2019	/s/ Gregory Call
Gregory Call
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1+	Transition Agreement, dated November 25, 2019, by and among Cabot Credit Management Limited, Encore Capital Group, Inc. and Kenneth Stannard
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Management contract or compensatory plan or arrangement.